FOR IMMEDIATE RELEASE

Media Contact	Investor Contact
Sharon Rothwell	Maria Duey
Vice President – Corporate Affairs	Vice President – Investor Relations
313.792.6028	313.792.5500
sharon_rothwell@mascohq.com	maria_duey@mascohq.com
MASCO CORPORATION REPORTS THIRD QUARTER 2008 RESULTS
Third Quarter 2008
•	Net sales from continuing operations declined 16 percent to $2.5 billion.

•	Income from continuing operations was $36 million or $.10 per common share.

•	The Company increased the quarterly dividend to $.235 per common share, making 2008 the 50th consecutive year in which dividends have been increased.

•	The Company completed the previously announced divestiture plan, generating total net proceeds of $174 million.

•	The Company had over $1 billion of cash at September 30, 2008.
Taylor, Mich., (October 28, 2008) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended September 30, 2008 declined 16 percent to $2.5 billion compared with $3.0 billion for the third quarter of 2007. North American sales declined 18 percent and International sales declined six percent. In local currencies, International sales declined 11 percent compared with the third quarter of 2007.
Income from continuing operations was $36 million or $.10 per common share and $206 million or $.56 per common share in the third quarters of 2008 and 2007, respectively.
The third quarter of 2008 results were adversely affected by significantly lower sales volume to the new home construction market and a continued decline in consumer spending for home improvement products.
The Company continues to focus on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the third quarters of 2008 and 2007, the Company incurred costs and charges of $16 million pre-tax ($.03 per common share, after tax) and $12 million pre-tax ($.02 per common share, after tax), respectively, related to these initiatives. Since late 2006, the Company has aggressively reduced its cost structure including closing 14 manufacturing facilities, reducing headcount by 20,000 (which includes an approximate 33 percent of its North American workforce) and reducing installation branches by over 25 percent.

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The third quarter of 2008 was also impacted by a higher tax rate which reduced earnings by $.13 per common share compared with the third quarter of 2007.
As previously disclosed, in the first quarter of 2008, the Company determined that several European business units were not core to the Company’s long-term growth strategy and, accordingly, embarked on a plan of disposition which was completed in the third quarter of 2008. Proceeds of $174 million (including $28 million in the third quarter) were generated through the disposition of these business units.
Business conditions remain difficult in the Company’s markets, as the Company experienced a further significant reduction in sales of its products and services late in the third quarter of 2008, which has continued into October. The Company continues to estimate that 2008 housing starts will decline to a range of 900,000 to 1,000,000 units, compared to 1.3 million units in 2007. In the first nine months of 2008, housing starts declined 31 percent from 2007. However, the Company anticipates that consumer spending for home improvement products and demand for certain of the Company’s International products will continue to decline more than previously anticipated in the near term.
While the unprecedented changes in the global economic and financial market environment make forecasting future business conditions extremely difficult, the Company currently estimates that its fourth quarter sales will decline approximately 20 percent compared to 2007. As a result, the Company currently estimates that its full-year 2008 sales will decline by mid-teens compared to 2007. The Company’s previous guidance estimated that its full- year 2008 percentage sales decline would be low-double digits to mid-teens.
The Company currently estimates that its 2008 full-year earnings will be in a range of $.25 to $.30 per common share, reflecting the additional sales decline. The guidance also includes approximately $22 million pretax ($.04 per common share, after tax) of additional costs and charges for plans undertaken to further rationalize the Company’s business, but does not include any additional costs and charges that may result from the continued evaluation of the Company’s businesses or any other charges. The Company’s previous earnings guidance was a range of $.50 to $.65 per common share for the full-year 2008.
The Company continues to estimate that 2008 free cash flow (cash from operations, after capital expenditures and before dividends) will be relatively strong and approximate $600 million.
The Company’s guidance also reflects increasingly competitive market conditions for its services and products and higher costs for freight and logistics and for certain materials, including commodities impacted by energy costs.
The Company’s guidance includes the Company’s estimate that its full-year tax rate will approximate 56 to 57 percent (due to the U.S. tax on the anticipated repatriation of low-taxed foreign earnings to utilize the Company’s foreign tax credit carryforward) which, compared to the Company’s normalized tax rate of approximately 36 percent, will reduce earnings by approximately $.18 per common share.
The Company’s guidance includes impairment charges for financial investments and currency losses incurred in the first nine months of 2008 which, together with the expected

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increase in the tax rate, decrease full-year estimated earnings by approximately $.27 per common share.
Although the Company expects market conditions in its industry, over the next several quarters, to be very challenging, the Company is confident that the long-term fundamentals for the new home construction and home improvement products markets are positive. The Company believes that its strong financial position (including cash of over $1 billion at September 30, 2008, modest debt maturities until 2012, unused bank lines and its ability to generate strong cash flow) together with its current strategy of investing in leadership brands, innovative growth and flexible and scalable supply chains along with a strong focus on cash flow to fund our dividend, will allow us to drive long-term growth and incremental leverage for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The Company is providing an Earnings Presentation, in a PDF format, on its Web site by 9:00 a.m. ET, October 28, 2008, that can be viewed as part of the conference call. Please refer to the Earnings Presentation for additional Business Highlights.
A conference call regarding items contained in this release is scheduled for Tuesday, October 28, 2008 at 11:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (719) 325-2433 (confirmation #7942632). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #7942632) approximately two hours after the end of the call and will continue through November 4, 2008.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME — UNAUDITED
For the Three Months and Nine Months Ended September 30, 2008 and 2007
(In Millions Except Per Common Share Data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2008	2007	2008	2007
Net sales	$2,528	$3,005	$7,621	$8,897
Cost of sales	1,880	2,155	5,643	6,420

Gross profit	648	850	1,978	2,477
Selling, general and administrative expenses	452	479	1,413	1,493

Operating profit	196	371	565	984
Other income (expense), net	(57)	(45)	(197)	(130)

Income from continuing operations before income taxes and minority interest	139	326	368	854
Income taxes	92	109	207	302

Income from continuing operations before minority interest	47	217	161	552
Minority interest	11	11	35	27

Income from continuing operations	36	206	126	525
(Loss) income from discontinued operations, net	(3)	(1)	(9)	12

Net income	$33	$205	$117	$537

Earnings per common share (diluted):
Income from continuing operations	$0.10	$0.56	$0.36	$1.40
(Loss) income from discontinued operations, net	(0.01)	—	(0.03)	0.03

Net income	$0.09	$0.56	$0.33	$1.43

Average diluted common shares outstanding	352	367	354	376

Masco Corporation
Key Financial Data — Unaudited
Q3 — 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	Q3 - 2008	Q3 - 2007	Change
Net Sales	$2,528	$3,005	-16%
Operating Profit	$196	$371	-47%
Operating Profit %	7.8%	12.3%	(450) bps
Other Income (Expense), Net	$(57)	$(45)	27%
Income Taxes	$92	$109	-16%
Minority Interest	$11	$11	0%
Income from Continuing Operations	$36	$206	-83%
Diluted EPS from Continuing Operations	$0.10	$0.56	-82%

Operating Expenses	Q3 - 2008	Q3 - 2007	Change
Cost of Sales	$1,880	$2,155	-13%
Gross Margin	25.6%	28.3%	(270) bps
SG&A Expenses (Including GCE)	$452	$479	-6%
SG&A as a % of net sales	17.9%	15.9%	(200) bps
General Corporate Expense (GCE)	$32	$44	-27%
General Corp Expense as a % of net sales	1.3%	1.5%	20 bps

Business Segments	Q3 - 2008	Q3 - 2007	Change
Cabinets and Related Products:
Net Sales	$584	$736	-21%
Operating Profit	$23	$105	-78%
Operating Profit % to Net Sales	3.9%	14.3%	(1,040) bps

Plumbing Products:
Net Sales	$805	$865	-7%
Operating Profit	$88	$100	-12%
Operating Profit % to Net Sales	10.9%	11.6%	(70) bps

Installation and Other Services:
Net Sales	$492	$689	-29%
Operating Profit	$10	$60	-83%
Operating Profit % to Net Sales	2.0%	8.7%	(670) bps

Decorative Architectural Products:
Net Sales	$446	$467	-4%
Operating Profit	$94	$114	-18%
Operating Profit % to Net Sales	21.1%	24.4%	(330) bps

Other Specialty Products:
Net Sales	$201	$248	-19%
Operating Profit	$16	$36	-56%
Operating Profit % to Net Sales	8.0%	14.5%	(650) bps

Total Segment Reported:
Net Sales	$2,528	$3,005	-16%
Operating Profit	$231	$415	-44%
Operating Profit % to Net Sales	9.1%	13.8%	(470) bps

Change in Key Retailer Sales	-11%	-1%

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Masco Corporation
Key Financial Data — Unaudited
Q3 — 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	Q3 - 2008	Q3 - 2007	Change
North America
Net Sales	$1,975	$2,417	-18%
Operating Profit	$193	$346	-44%
Operating Profit % to Net Sales	9.8%	14.3%	(450) bps

International, principally Europe
Net Sales	$553	$588	-6%
Operating Profit	$38	$69	-45%
Operating Profit % to Net Sales	6.9%	11.7%	(480) bps

Working Capital	Q3 - 2008	Q3 - 2007	Change
Receivable Days	50	51	(1)	days
Inventory Days	52	49	3	days
Payable Days	41	42	(1)	days
Working Capital (Receivables+Inventory-Payables)	$1,805	$2,130	-15%
Working Capital as a % of Sales (As Reported TTM*)	17.6%	17.7%	10	bps

Other	Q3 - 2008	Q3 - 2007
Dividend Payments (year-to-date)	$251	$262
Cash Paid for Share Repurchases (year-to-date)	$160	$804
Common Shares Repurchased (year-to-date)	9	29
Common Shares Repurchased (QTR)	1	7
CAPEX (year-to-date)	$142	$174
Depreciation and Amortization (year-to-date)	$179	$185
Return on Invested Capital (As Reported TTM)	5.8%	8.0%
Return on Invested Capital (As Reconciled TTM)	6.7%	10.4%
Average diluted common shares outstanding (QTR)	352	367
Average diluted common shares outstanding (October 1)	351	364

Effective Tax Rate (QTR)	66.2%	33.4%

Debt Ratio	Q3 - 2008	Q2 - 2008
Long-term Debt	$3,961	$3,960
Notes Payable	$115	$116
Total Debt	$4,076	$4,076

Shareholders’ Equity	$3,750	$3,954

Debt to Capital	52.1%	50.8%

*	- Trailing Twelve Months

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MASCO CORPORATION — 3rd Quarter 2008

Page

1	Condensed Consolidated Statements of Operations — 2008 & 2007 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2008 & 2007 by Quarter — Unaudited

3	Sales by Segment and Geographic Area — Three Months Ended September 30, 2008 & 2007 — Unaudited

4	Sales by Segment and Geographic Area — Nine Months Ended September 30, 2008 & 2007 — Unaudited

5	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

7	2007 Quarterly Segment Data Excluding Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2007 Quarterly Segment Data Including Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net — 2008 & 2007 by Quarter — Unaudited

10	Condensed Consolidated Statements of Income — Three Months Ended September 30, 2008 & 2007 — Unaudited

11	Condensed Consolidated Statements of Income — Nine Months Ended September 30, 2008 & 2007 — Unaudited

12	Condensed Consolidated Balance Sheets — Unaudited

13	Discontinued Operations — Unaudited

GAAP Reconciliations:

14	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

15	Operating Profit and Margins — Unaudited

16	Operating Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2008 & 2007 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America			$1,975	$2,067	$1,893	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe			553	576	557	2,261	587	588	541	545

- Consolidated			2,528	2,643	2,450	11,532	2,635	3,005	3,089	2,803

Cost of Sales			1,880	1,943	1,820	8,380	1,960	2,155	2,198	2,067

Gross Profit			648	700	630	3,152	675	850	891	736
(Gross Margin as a % of Sales)			25.6%	26.5%	25.7%	27.3%	25.6%	28.3%	28.8%	26.3%

S,G&A Expense (before GCE & (Gain) on Sale of Corp- orate Fixed Assets, (Income) / Charge for Planned Dis- position of Business, and Charge for Litigation Settlement)			417	450	427	1,806	449	435	486	436
(S,G&A Expense as a % of Sales)			16.5%	17.0%	17.4%	15.7%	17.0%	14.5%	15.7%	15.6%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets, (Income)/ Charge for Planned Dispostion of Business, Charge for Litigation Settlement & Impairment Charges for Goodwill and Other Intangible Assets)			231	250	203	1,346	226	415	405	300
(Operating Margin as a % of Sales)			9.1%	9.5%	8.3%	11.7%	8.6%	13.8%	13.1%	10.7%

- North America			193	200	149	1,008	60	346	360	242
(Margin as a % of Sales)			9.8%	9.7%	7.9%	10.9%	2.9%	14.3%	14.1%	10.7%
- International, principally Europe			38	50	54	219	47	69	45	58
(Margin as a % of Sales)			6.9%	8.7%	9.7%	9.7%	8.0%	11.7%	8.3%	10.6%

General Corporate Expense (GCE), Net			32	35	43	181	37	44	49	51

S,G&A Expense as a % of Sales (Including GCE & (Gain) on Sale of Corporate Fixed Assets)			17.8%	18.4%	19.2%	17.2%	18.4%	15.9%	17.2%	17.3%

(Gain) on Sale of Corporate Fixed Assets, Net			—	—	—	(8)	—	—	(5)	(3)

(Income) / Charge for Planned Disposition of Business			(6)	—	6	—	—	—	—	—

Charge for Litigation Settlement			9	—	—	—	—	—	—	—

Impairment Charges for Goodwill and Other Intangible Assets			—	—	—	119	119	—	—	—

Operating Profit per F/S			$196	$215	$154	$1,054	$70	$371	$361	$252

Earnings (Loss) per Common Share (Diluted):

Income (Loss) from Continuing Operations			$0.10	$0.20	$0.05	$1.32	$(0.09)	$0.56	$0.49	$0.35

(Loss) Income from Discontinued Operations, Net			(0.01)	0.03	(0.04)	(0.29)	(0.33)	—	0.02	0.02

Net Income (Loss)			$0.09	$0.23	$0.01	$1.03	$(0.42)	$0.56	$0.51	$0.37

Please see page 2 for Notes.

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2008 & 2007 — by Quarter — Unaudited
Notes:
–	Operating results in the first and third quarters of 2008 include a charge of $6 million pre–tax and after tax, and income of $6 million pre–tax and after tax, respectively, for the planned disposition of a business. This business was previously reported in discontinued operations. Operating results for the first and second quarters of 2008 have been restated to include the results of this business in continuing operations, where it is reported beginning in the third quarter 2008. Results for 2007 have not been restated.

–	Operating results for the first, second and third quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre–tax ($.02 per common share, after tax), $15 million pre–tax ($.03 per common share after tax) and $16 million pre–tax ($.03 per common share, after tax), respectively.

–	Income from continuing operations for the first, second and third quarters of 2008 includes non–cash impairment charges for financial investments of $26 million pre–tax ($.05 per common share, after tax), $3 million pre–tax and $1 million pre–tax, respectively.

–	Income (loss) from discontinued operations for the first and second quarters of 2008 includes non–cash charges for those business units that are expected to be divested at a loss of $43 million pre–tax ($.06 per common share, after tax) and $2 million pre–tax, respectively.

–	Operating results for the first, second, third and fourth quarters of 2007 include costs and charges related to business rationalizations and other initiatives of $25 million pre–tax ($.04 per common share, after tax), $23 million pre–tax ($.04 per common share, after tax), $12 million pre–tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets) and $19 million pre–tax ($.03 per common share, after tax), respectively.

–	Operating results for the fourth quarter of 2007 include non–cash impairment charges for goodwill and other intangible assets of $119 million pre–tax ($.28 per common share, after tax).

–	Income (loss) from continuing operations for the second and third quarters of 2007 includes non–cash impairment charges for financial investments of $10 million pre–tax ($.02 per common share, after tax) and $12 million pre–tax ($.02 per common share, after tax), respectively.

–	Income from continuing operations for the first, second, third and fourth quarters of 2007 includes income related to financial investments of $22 million pre–tax ($.04 per common share, after tax), $7 million pre–tax ($.01 per common share, after tax), $11 million pre–tax ($.02 per common share, after tax) and $3 million pre–tax ($.01 per common share, after tax), respectively.

–	Loss from discontinued operations for the fourth quarter of 2007 includes a non–cash impairment charge for goodwill of $108 million pre–tax ($.30 per common share, after tax).

–	Per common share amounts for the three quarters of 2008 and the four quarters of 2007 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

MASCO CORPORATION
Sales by Segment and Geographic Area
Three Months Ended September 30, 2008 & 2007 — Unaudited
(dollars in millions)

	Three Months Ended		3rd Qtr ’08
	September 30,		vs.
	2008	2007	3rd Qtr ’07
Cabinets and Related Products	$584	$736	–	21%

Plumbing Products	805	865	–	7%

Installation and Other Services	492	689	–	29%

Decorative Architectural Products	446	467	–	4%

Other Specialty Products	201	248	–	19%

Total	$2,528	$3,005	–	16%

North America	$1,975	$2,417	–	18%

International, principally Europe	553	588	–	6%

Total, as above	$2,528	$3,005	–	16%

Notes:
–	Data exclude discontinued operations.

–	Excluding acquisitions, consolidated net sales decreased 16 percent, North American net sales decreased 19 percent and International net sales decreased six percent compared with the third quarter of 2007 (please see page 14 for the GAAP reconciliation).

–	International net sales in local currencies decreased 11 percent compared with the third quarter of 2007 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Sales by Segment and Geographic Area
Nine Months Ended September 30, 2008 & 2007 — Unaudited
(dollars in millions)

	Nine Months Ended		9 Months ’08
	September 30,		vs.
	2008	2007	9 Months ’07
Cabinets and Related Products	$1,788	$2,164	–	17%

Plumbing Products	2,483	2,572	–	3%

Installation and Other Services	1,486	2,026	–	27%

Decorative Architectural Products	1,301	1,421	–	8%

Other Specialty Products	563	714	–	21%

Total	$7,621	$8,897	–	14%

North America	$5,935	$7,223	–	18%

International, principally Europe	1,686	1,674	+	1%

Total, as above	$7,621	$8,897	–	14%

Notes:
–	Data exclude discontinued operations.

–	Excluding acquisitions, consolidated net sales decreased 15 percent, North American net sales decreased 19 percent and International net sales increased one percent compared with the the first nine months of 2007 (please see page 14 for the GAAP reconciliation).

–	International net sales in local currencies decreased nine percent compared with the first nine months of 2007 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Quarterly Segment Data — 2008
Excluding Costs & Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$584	$608	$596
- Plumbing Products			805	857	821
- Installation and Other Services			492	508	486
- Decorative Architectural Products			446	476	379
- Other Specialty Products			201	194	168

- Total			$2,528	$2,643	$2,450

- North America			$1,975	$2,067	$1,893
- International, principally Europe			553	576	557

- Total, as above			$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products			$29	$40	$29
- Plumbing Products			95	109	102
- Installation and Other Services			11	8	(1)
- Decorative Architectural Products			95	90	74
- Other Specialty Products			17	13	8

- Total			$247	$260	$212

- North America			$200	$207	$157
- International, principally Europe			47	53	55

- Total, as above			$247	$260	$212

General Corporate Expense (GCE), Net			32	30	43

(Gain) on Sale of Corporate Fixed Assets, Net			—	—	—

Charge for Litigation Settlement			(9)	—	—

Income / (Charge) for Planned Disposition of Business			6	—	(6)

Operating Profit (after GCE and Adjustments)			212	230	163

Other Income (Expense), Net			(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest			$155	$174	$79

Margins:
- Cabinets and Related Products			5.0%	6.6%	4.9%
- Plumbing Products			11.8%	12.7%	12.4%
- Installation and Other Services			2.2%	1.6%	-0.2%
- Decorative Architectural Products			21.3%	18.9%	19.5%
- Other Specialty Products			8.5%	6.7%	4.8%
- Total			9.8%	9.8%	8.7%

- North America			10.1%	10.0%	8.3%
- International, principally Europe			8.5%	9.2%	9.9%
- Total, as above			9.8%	9.8%	8.7%
Notes:
–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets, charge for litigation settlement and (income)/charge for planned disposition of a business.

–	Operating profit margins for the third quarter of 2008 exclude costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), and Other Specialty Products ($1 million).

–	Operating profit margins for the second quarter of 2008 exclude costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

–	Operating profit margins for the first quarter of 2008 exclude costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data — 2008
Including Costs & Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$584	$608	$596
- Plumbing Products			805	857	821
- Installation and Other Services			492	508	486
- Decorative Architectural Products			446	476	379
- Other Specialty Products			201	194	168

- Total			$2,528	$2,643	$2,450

- North America			$1,975	$2,067	$1,893
- International, principally Europe			553	576	557

- Total, as above			$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products			$23	$37	$28
- Plumbing Products			88	107	99
- Installation and Other Services			10	4	(6)
- Decorative Architectural Products			94	89	74
- Other Specialty Products			16	13	8

- Total			$231	$250	$203

- North America			$193	$200	$149
- International, principally Europe			38	50	54

- Total, as above			$231	$250	$203

General Corporate Expense (GCE), Net			32	35	43

(Gain) on Sale of Corporate Fixed Assets, Net			—	—	—

Charge for Litigation Settlement			(9)	—	—

Income / (Charge) for Planned Disposition of Business			6	—	(6)

Operating Profit (after GCE and Adjustments)			196	215	154

Other Income (Expense), Net			(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest			$139	$159	$70

Margins:
- Cabinets and Related Products			3.9%	6.1%	4.7%
- Plumbing Products			10.9%	12.5%	12.1%
- Installation and Other Services			2.0%	0.8%	-1.2%
- Decorative Architectural Products			21.1%	18.7%	19.5%
- Other Specialty Products			8.0%	6.7%	4.8%
- Total			9.1%	9.5%	8.3%

- North America			9.8%	9.7%	7.9%
- International, principally Europe			6.9%	8.7%	9.7%
- Total, as above			9.1%	9.5%	8.3%
Notes:
–	Data exclude discontinued operations.

Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets, charge for litigation settlement and (income)/charge for planned disposition of a business.

–	Operating profit margins for the third quarter of 2008 include costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), and Other Specialty Products ($1 million).

–	Operating profit margins for the second quarter of 2008 include costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

–	Operating profit margins for the first quarter of 2008 include costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Excluding Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit:
- Cabinets and Related Products	$368	$71	$108	$107	$82
- Plumbing Products	349	66	103	97	83
- Installation and Other Services	197	34	65	62	36
- Decorative Architectural Products	385	62	114	116	93
- Other Specialty Products	119	12	36	42	29

- Total	$1,418	$245	$426	$424	$323

- North America	$1,191	$195	$356	$377	$263
- International, principally Europe	227	50	70	47	60

- Total, as above	$1,418	$245	$426	$424	$323

General Corporate Expense (GCE), Net	174	37	43	45	49

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,252	208	383	384	277

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$1,064	$150	$338	$320	$256

Margins:
- Cabinets and Related Products	13.0%	10.7%	14.7%	14.5%	11.9%
- Plumbing Products	10.3%	8.1%	11.9%	11.2%	9.9%
- Installation and Other Services	7.5%	5.8%	9.4%	8.9%	5.6%
- Decorative Architectural Products	21.8%	17.9%	24.4%	21.7%	22.1%
- Other Specialty Products	12.8%	5.6%	14.5%	16.8%	13.4%
- Total	12.3%	9.3%	14.2%	13.7%	11.5%

- North America	12.8%	9.5%	14.7%	14.8%	11.6%
- International, principally Europe	10.0%	8.5%	11.9%	8.7%	11.0%
- Total, as above	12.3%	9.3%	14.2%	13.7%	11.5%
Notes:
–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

–	Operating profit margins for the fourth quarter of 2007 exclude $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

–	Operating profit margins for the fourth quarter of 2007 exclude costs and charges of $19 million pre-tax related business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

–	Operating profit margins for the third quarter of 2007 exclude net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

–	Operating profit margins for the second quarter of 2007 exclude costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

–	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Including Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit (Loss):
- Cabinets and Related Products	$336	$63	$105	$96	$72
- Plumbing Products	264	(8)	100	95	77
- Installation and Other Services	176	28	60	58	30
- Decorative Architectural Products	384	62	114	115	93
- Other Specialty Products	67	(38)	36	41	28

- Total	$1,227	$107	$415	$405	$300

- North America	$1,008	$60	$346	$360	$242
- International, principally Europe	219	47	69	45	58

- Total, as above	$1,227	$107	$415	$405	$300

General Corporate Expense (GCE), Net	181	37	44	49	51

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,054	70	371	361	252

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$866	$12	$326	$297	$231

Margins:
- Cabinets and Related Products	11.9%	9.5%	14.3%	13.0%	10.4%
- Plumbing Products	7.8%	-1.0%	11.6%	10.9%	9.2%
- Installation and Other Services	6.7%	4.8%	8.7%	8.3%	4.7%
- Decorative Architectural Products	21.7%	17.9%	24.4%	21.5%	22.1%
- Other Specialty Products	7.2%	-17.7%	14.5%	16.4%	13.0%
- Total	10.6%	4.1%	13.8%	13.1%	10.7%

- North America	10.9%	2.9%	14.3%	14.1%	10.7%
- International, principally Europe	9.7%	8.0%	11.7%	8.3%	10.6%
- Total, as above	10.6%	4.1%	13.8%	13.1%	10.7%
Notes:
–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

–	Operating profit margins for the fourth quarter of 2007 include $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

–	Operating profit margins for the fourth quarter of 2007 include net costs and charges of $19 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

–	Operating profit margins for the third quarter of 2007 include net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

–	Operating profit margins for the second quarter of 2007 include costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

–	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Other Income (Expense), Net
2008 & 2007 — by Quarter — Unaudited
(in millions)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense			$(59)	$(57)	$(56)	$(258)	$(61)	$(65)	$(69)	$(63)

Income from Cash and Cash Investments			6	5	6	37	8	7	8	14

Other Interest Income			1	—	—	3	1	1	1	—

Realized (Losses) Gains from Financial Investments, Net			—	3	(3)	43	3	11	7	22

Dividend Income			—	—	—	6	—	—	1	5

Impairment Charges for Financial Investments			(1)	(3)	(26)	(22)	—	(12)	(10)	—

Other, Net			(4)	(4)	(5)	3	(9)	13	(2)	1

Total Other Income (Expense), Net			$(57)	$(56)	$(84)	$(188)	$(58)	$(45)	$(64)	$(21)

Notes:
–	Data exclude discontinued operations.

–	Other, net, includes currency (losses) of $(11) million, $(4) million and $(4) million for the first, second, and third quarters of 2008, respectively.

–	Other, net, includes currency gains (losses) of $3 million, $9 million and $(3) million for the second, third and fourth quarters of 2007, respectively.

MASCO CORPORATION
Condensed Consolidated Statements of Income
Three Months Ended September 30, 2008 & 2007 — Unaudited
(dollars and shares in millions, except per share data)

			Three Months Ended		As a Percent of Sales
		%	September 30,		Three Months Ended September 30,
Line		Change	2008	2007	2008	2007
1	Net Sales	-16%	$2,528	$3,005	100.0%	100.0%

2	Cost of Sales	-13%	1,880	2,155	74.4%	71.7%

3	Gross Profit	-24%	648	850	25.6%	28.3%

	Operating Profit

4	- Before GCE, (Gain) on Sale of Corporate Fixed Assets, Charge for Litigation Settlement and (Income)/Charge for Planned Disposition of Business (3-10)	-44%	231	415	9.1%	13.8%

5	- After GCE, (Gain) on Sale of Corporate Fixed Assets, Charge for Litigation Settlement and (Income)/Charge for Planned Disposition of Business (3-11)	-47%	196	371	7.8%	12.3%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-27%	32	44	1.3%	1.5%

7	- (Gain) on Sales of Corporate Fixed Assets, Net		—	—

8	- Charge for Litigation Settlement		9	—	0.4%	0.0%

9	- (Income) Charge for Planned Disposition of Business		(6)	—

10	- All Other	-4%	417	435	16.5%	14.5%

11	- Total S,G&A Expense	-6%	452	479	17.9%	15.9%

12	Other Income (Expense), Net		(56)	(33)	-2.2%	-1.1%

13	Impairment Charges for Financial Investments		(1)	(12)	0.0%	-0.4%

14	Income from Continuing Operations before Income Taxes and Minority Interest (5+12+13)	-57%	139	326	5.5%	10.8%

15	Income Taxes	-16%	92	109	3.6%	3.6%
	(Tax Rate)		66.2%	33.4%

16	Income from Continuing Operations before Minority Interest	-78%	47	217	1.9%	7.2%

17	Minority Interest		(11)	(11)	-0.4%	-0.4%

18	Income from Continuing Operations	-83%	36	206	1.4%	6.9%

19	(Loss) from Discontinued Operations, Net		(3)	(1)	-0.1%	0.0%

20	Net Income	-84%	$33	$205	1.3%	6.8%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations	-82%	$0.10	$0.56

	(Loss) from Discontinued Operations, Net		(0.01)	(0.00)

	Net Income	-83%	$0.09	$0.56

	Average (Diluted) Common Shares	-4%	352	367

MASCO CORPORATION
Condensed Consolidated Statements of Income
Nine Months Ended September 30, 2008 & 2007 — Unaudited
(dollars and shares in millions, except per share data)

			Nine Months Ended		As a Percent of Sales
		%	September 30,		Nine Months Ended September 30,
Line		Change	2008	2007	2008	2007
1	Net Sales	-14%	$7,621	$8,897	100.0%	100.0%

2	Cost of Sales	-12%	5,643	6,420	74.0%	72.2%

3	Gross Profit	-20%	1,978	2,477	26.0%	27.8%

	Operating Profit

4	- Before GCE, (Gain) on Sale of Corporate Fixed Assets, Charge for Litigation Settlement and (Income)/Charge for Planned Disposition of Business (3-10)	-39%	684	1,120	9.0%	12.6%

5	- After GCE, (Gain) on Sale of Corporate Fixed Assets, Charge for Litigation Settlement and (Income)/Charge for Planned Disposition of Business (3-11)	-43%	565	984	7.4%	11.1%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-24%	110	144	1.4%	1.6%

7	- (Gain) on Sales of Corporate Fixed Assets, Net		—	(8)

8	- Charge for Litigation Settlement		9	—	0.1%	0.0%

9	- (Income) Charge for Planned Disposition of Business		—	—

10	- All Other	-5%	1,294	1,357	17.0%	15.3%

11	- Total S,G&A Expense (6+7+8+9+10)	-5%	1,413	1,493	18.5%	16.8%

12	Other Income (Expense), Net		(167)	(108)	-2.2%	-1.2%

13	Impairment Charges for Financial Investments		(30)	(22)	-0.4%	-0.2%

14	Income from Continuing Operations before Income Taxes and Minority Interest (5+12+13)	-57%	368	854	4.8%	9.6%

15	Income Taxes	-31%	207	302	2.7%	3.4%
	(Tax Rate)		56.3%	35.4%

16	Income from Continuing Operations before Minority Interest	-71%	161	552	2.1%	6.2%

17	Minority Interest		(35)	(27)	-0.5%	-0.3%

18	Income from Continuing Operations	-76%	126	525	1.7%	5.9%

19	(Loss) Income from Discontinued Operations, Net		(9)	12	-0.1%	0.1%

20	Net Income	-78%	$117	$537	1.5%	6.0%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations	-75%	$0.36	$1.40

	(Loss) Income from Discontinued Operations, Net		(0.03)	0.03

	Net Income	-77%	$0.33	$1.43

	Average (Diluted) Common Shares	-6%	354	376

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	September 30,	December 31,
	2008	2007
Assets

Current Assets:

Cash and Cash Investments	$1,030	$922

Receivables	1,442	1,405

Inventories	1,080	1,126

Prepaid Expenses and Other	284	355

Total Current Assets	3,836	3,808

Property and Equipment, Net	2,194	2,367

Goodwill	3,888	3,938

Other Intangible Assets, Net	316	323

Other Assets	403	471

Total Assets	$10,637	$10,907

Liabilities

Current Liabilities:

Accounts Payable	$717	$714

Notes Payable	115	122

Accrued Liabilities	1,068	1,072

Total Current Liabilities	1,900	1,908

Long-Term Debt	3,961	3,966

Deferred Income Taxes and Other	1,026	1,008

Total Liabilities	6,887	6,882

Shareholders’ Equity	3,750	4,025

Total Liabilities and Shareholders’ Equity	$10,637	$10,907

MASCO CORPORATION
Discontinued Operations — Unaudited
(in millions)

	Three Months Ended
	September 30,
	2008	2007
Net Sales	$7	$73

Income from Discontinued Operations	$1	$3

(Loss) on Disposal of Discontinued Operations, Net	(4)	(4)

Income Before Income Tax	(3)	(1)

Income Tax Benefit (Expense)	—	—

Income from Discontinued Operations, Net	$(3)	$(1)

	Nine Months Ended
	September 30,
	2008	2007
Net Sales	$100	$229

Income from Discontinued Operations	$13	$14

Gain (Loss) on Disposal of Discontinued Operations, Net	3	(1)

Impairment of Assets Held for Sale	(45)	—

(Loss) Income Before Income Tax	(29)	13

Income Tax Benefit (Expense)	20	(1)

(Loss) Income from Discontinued Operations, Net	$(9)	$12

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(in millions)

	Three Months Ended September 30,
	2008	2007
Consolidated Net Sales, As Reported	$2,528	$3,005

- Acquisitions	(16)	—

Consolidated Net Sales, Excluding Acquisitions	$2,512	$3,005

North American Net Sales, As Reported	$1,975	$2,417

- Acquisitions	(16)	—

North American Net Sales, Excluding Acquisitions	$1,959	$2,417

International Net Sales, As Reported	$553	$588

- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	553	588

- Currency Translation	(31)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$522	$588

	NIne Months Ended September 30,
	2008	2007
Consolidated Net Sales, As Reported	$7,621	$8,897

- Acquisitions	(65)	—

Consolidated Net Sales, Excluding Acquisitions	$7,556	$8,897

North American Net Sales, As Reported	$5,935	$7,223

- Acquisitions	(65)	—

North American Net Sales, Excluding Acquisitions	$5,870	$7,223

International Net Sales, As Reported	$1,686	$1,674

- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	1,686	1,674

- Currency Translation	(156)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,530	$1,674

Notes:
–	Data exclude discontinued operations.

–	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

–	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in Millions)

	Three Months Ended September 30,
	2008		2007
	$	Margin	$	Margin
Operating Profit, As Reported	$196	7.8%	$371	12.3%

Business Rationalizations and Other Initiatives	16		12

Operating Profit, As Reconciled	$212	8.4%	$383	12.7%

	Nine Months Ended September 30,
	2008		2007
	$	Margin	$	Margin
Operating Profit, As Reported	$565	7.4%	$984	11.1%

Business Rationalizations and Other Initiatives	40		60

Operating Profit, As Reconciled	$605	7.9%	$1,044	11.7%

Notes:
–	Data exclude discontinued operations.

–	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
September 30,
2008
Operating Profit, As Reported	$635

Income Regarding Litigation Settlement	9

Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	119

Operating Profit, As Reconciled	$763

	Twelve Months Ended
	September 30,
	2008	2007
Shareholders’ Equity, As Reported	$3,750	$4,203

Impairment Charges for Goodwill and Other Intangible Assets (after tax)	208	321

Income Regarding Litigation Settlement (after tax)	6	(1)

Shareholders’ Equity, As Reconciled	$3,964	$4,523

Notes:
–	Data exclude discontinued operations.

–	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

–	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.